Exhibit 99.2

BANKFINANCIAL CORPORATION

Third QUARTER 2023

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.63%	0.61%	0.68%	0.86%	0.79%
Return on equity (ratio of net income to average equity) (1)	6.16	6.02	6.96	9.01	8.31
Net interest rate spread (1)	3.16	3.23	3.41	3.39	3.42
Net interest margin (1)	3.56	3.56	3.66	3.59	3.52
Efficiency ratio (2)	76.02	79.11	74.51	65.12	69.70
Noninterest expense to average total assets (1)	2.86	2.94	2.65	2.50	2.60
Average interest–earning assets to average interest–bearing liabilities	136.78	136.86	135.85	137.62	137.90
Number of full service offices	18	18	18	20	20
Employees (full time equivalents)	200	198	202	203	199

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$19,691	$20,401	$19,963	$12,046	$11,753
Interest-bearing deposits in other financial institutions	151,870	94,930	57,042	54,725	204,378
Securities, at fair value	158,425	169,647	170,239	210,338	199,339
Loans receivable, net	1,105,604	1,170,767	1,225,288	1,226,743	1,141,799
Foreclosed assets, net	902	950	1,393	476	524
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	540	540	1,246	—	—
Premises and equipment, net	22,914	22,957	22,955	24,956	24,949
Bank-owned life insurance	18,556	18,644	18,731	18,815	18,879
Deferred taxes	4,979	5,476	5,395	5,480	5,428
Other assets	14,483	14,894	14,368	14,373	14,957
Total assets	$1,505,454	$1,526,696	$1,544,110	$1,575,442	$1,629,496

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,275,828	$1,303,720	$1,315,214	$1,374,934	$1,425,258
Borrowings	25,000	25,000	35,000	—	—
Subordinated notes, net of unamortized issuance costs	19,667	19,656	19,645	19,634	19,623
Other liabilities	31,204	26,017	21,892	29,203	33,545
Total liabilities	1,351,699	1,374,393	1,391,751	1,423,771	1,478,426
Stockholders’ equity	153,755	152,303	152,359	151,671	151,070
Total liabilities and stockholders’ equity	$1,505,454	$1,526,696	$1,544,110	$1,575,442	$1,629,496

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,894	$16,178	$16,160	$16,064	$14,930
Total interest expense	3,940	3,235	2,660	2,076	1,008
Net interest income	12,954	12,943	13,500	13,988	13,922
Provision for (recovery of) credit losses	136	(188)	48	743	350
Net interest income after provision for (recovery of) credit losses	12,818	13,131	13,452	13,245	13,572
Noninterest income	1,240	1,239	313	1,406	1,287
Noninterest expense	10,790	11,220	10,292	10,039	10,601
Income before income tax	3,268	3,150	3,473	4,612	4,258
Income tax expense	899	838	840	1,174	1,037
Net income	$2,369	$2,312	$2,633	$3,438	$3,221
Basic and diluted earnings per common share	$0.19	$0.18	$0.21	$0.27	$0.25

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$836	$830	$816	$835	$829
Loan servicing fees	98	141	129	240	59
Trust insurance commissions and annuities income	290	276	367	266	287
(Loss) earnings on bank-owned life insurance	(88)	(87)	(84)	(64)	(14)
Losses on sales of securities	—	—	(454)	—	—
Gain (loss) on sale of premises and equipment	—	13	(4)	—	—
Valuation adjustment on bank premises held-for-sale	—	(32)	(553)	—	—
Other	104	98	96	129	126
Total noninterest income	$1,240	$1,239	$313	$1,406	$1,287

Noninterest Expense
Compensation and benefits	$5,369	$5,629	$5,555	$5,366	$5,241
Office occupancy and equipment	2,046	2,031	2,038	1,944	1,970
Advertising and public relations	171	262	190	202	138
Information technology	944	965	849	926	894
Professional fees	366	355	317	262	245
Supplies, telephone, and postage	311	295	359	342	342
FDIC insurance premiums	222	282	154	111	134
Other	1,361	1,401	830	886	1,637
Total noninterest expense	$10,790	$11,220	$10,292	$10,039	$10,601

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$19,233	$20,448	$21,475	$23,133	$24,523
Multi–family mortgage	528,251	542,165	544,673	537,394	482,462
Nonresidential real estate	117,641	120,505	123,360	119,705	115,770
Commercial loans and leases	447,687	495,520	544,216	553,056	524,067
Consumer	1,351	1,355	1,596	1,584	2,363
	1,114,163	1,179,993	1,235,320	1,234,872	1,149,185
Allowance for credit losses	(8,559)	(9,226)	(10,032)	(8,129)	(7,386)
Loans, net	$1,105,604	$1,170,767	$1,225,288	$1,226,743	$1,141,799

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$137	$128	$173	$215	$592
Multi–family mortgage	5,902	6,686	17,097	67,888	44,690
Nonresidential real estate	834	200	5,436	7,694	8,947
Commercial loans	172,081	157,704	181,227	179,421	168,438
Equipment finance	14,442	7,290	24,623	90,157	53,982
Consumer	514	539	565	544	544
	$193,910	$172,547	$229,121	$345,919	$277,193
Weighted average interest rate	9.11%	9.24%	8.67%	6.88%	6.26%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$1,409	$1,139	$1,826	$1,525	$2,296
Multi–family mortgage	19,784	9,095	10,151	13,465	48,158
Nonresidential real estate	3,253	2,934	1,967	3,708	9,460
Commercial loans	176,493	169,402	168,461	177,205	160,502
Equipment finance	56,844	43,567	45,250	64,144	56,779
Consumer	529	675	615	541	525
	$258,312	$226,812	$228,270	$260,588	$277,720
Weighted average interest rate	7.86%	8.35%	8.20%	6.97%	5.88%

(1)	Net deferred loan origination costs are included in loans receivable by class.
(2)	Multi–family mortgage includes a single construction loan at March 31, 2023, December 31, 2022 and September 30, 2022.
(3)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(4)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$40	$45	$55	$92	$715
Multi–family mortgage	—	148	—	—	—
Commercial loans and leases	23,468	23,965	8,807	1,310	525
Consumer	—	—	—	5	—
	23,508	24,158	8,862	1,407	1,240

Loans past due over 90 days still accruing	6,245	—	—	238	415

Foreclosed assets, net
Other real estate owned	468	472	472	472	243
Other foreclosed assets	434	478	921	4	281
	902	950	1,393	476	524

Nonperforming assets	$30,655	$25,108	$10,255	$2,121	$2,179

Asset Quality Ratios
Nonperforming assets to total assets	2.04%	1.64%	0.66%	0.13%	0.13%
Nonperforming loans to total loans (1)	2.67	2.05	0.72	0.13	0.14
Nonperforming commercial-related loans to total commercial-related loans (2)	2.72	2.08	0.73	0.13	0.08
Nonperforming residential and consumer loans to total residential and consumer loans	0.19	0.21	0.24	0.39	2.66
Allowance for credit losses to nonperforming loans	28.77	38.19	113.20	494.16	446.28

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$624,469	$641,022	$645,768	$634,482	$575,526
% FFIEC total capital	363.55%	372.44%	374.63%	365.95%	329.27%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$248,128	$175,902	$122,213	$101,052	$103,745
% FFIEC total capital	144.45%	102.20%	70.90%	58.28%	59.35%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$282	$272	$280	$327	$163
Multi–family mortgage	—	—	148	—	—
Commercial loans and leases	5,685	3,759	3,846	4,041	50
Consumer	3	5	5	4	4
	$5,970	$4,036	$4,279	$4,372	$217

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$9,226	$10,032	$8,129	$7,386	$7,202
Impact of adopting ASC 326	—	—	1,907	—	—
Charge–offs:
One-to-four family residential real estate	—	—	—	—	(71)
Commercial loans and leases	(889)	(638)	(79)	(1)	(104)
Consumer	(14)	(7)	(22)	(12)	(16)
	(903)	(645)	(101)	(13)	(191)
Recoveries:
One-to-four family residential real estate	32	7	5	4	2
Multi-family mortgage	4	6	5	5	6
Nonresidential real estate	—	—	—	—	2
Commercial loans and leases	20	6	1	4	15
Consumer	—	—	1	—	—
	56	19	12	13	25

Net charge–offs	(847)	(626)	(89)	—	(166)
Provision for (recovery of) credit losses - loans	180	(180)	85	743	350
Ending balance	$8,559	$9,226	$10,032	$8,129	$7,386

Allowance for credit losses to total loans	0.77%	0.78%	0.81%	0.66%	0.64%
Net charge–offs ratio (1)	(0.30)	(0.21)	(0.03)	—	(0.06)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$258,318	$278,170	$287,493	$280,625	$307,116
Interest–bearing NOW accounts	326,874	349,374	360,441	400,416	409,135
Money market accounts	291,154	271,194	273,256	302,863	314,436
Savings deposits	178,318	190,277	200,659	204,506	206,048
Certificates of deposit - retail	220,915	214,456	193,116	186,524	188,278
Certificates of deposit - wholesale	249	249	249	—	245
	$1,275,828	$1,303,720	$1,315,214	$1,374,934	$1,425,258

SELECTED AVERAGE BALANCES
Total average assets	$1,511,422	$1,526,246	$1,553,445	$1,605,375	$1,632,775
Total average interest–earning assets	1,444,259	1,459,369	1,494,248	1,546,499	1,571,188
Average loans	1,141,788	1,206,175	1,225,636	1,158,474	1,147,154
Average securities	170,806	176,052	212,344	215,359	187,163
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	124,175	69,652	48,778	165,176	229,381
Total average interest–bearing liabilities	1,055,874	1,066,332	1,099,950	1,123,780	1,139,368
Average interest–bearing deposits	1,011,212	1,021,023	1,066,321	1,104,152	1,119,751
Average borrowings and Subordinated notes	44,662	45,309	33,629	19,628	19,617
Average stockholders’ equity	153,796	153,703	151,417	152,672	155,000

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.64%	4.45%	4.39%	4.12%	3.77%
Average loans	4.96	4.77	4.76	4.57	4.40
Average securities	1.88	1.92	2.13	2.04	1.74
Average other interest–earning assets	5.42	5.14	4.66	3.69	2.22
Total average interest–bearing liabilities	1.48	1.22	0.98	0.73	0.35
Average interest–bearing deposits	1.36	1.08	0.87	0.67	0.29
Average cost of total deposits	1.07	0.85	0.70	0.53	0.22
Average cost of retail and commercial deposits	1.36	1.08	0.87	0.67	0.29
Average cost of wholesale deposits, borrowings and Subordinated notes	4.18	4.21	4.34	4.01	3.96
Average cost of funds	1.18	0.96	0.79	0.58	0.27
Net interest rate spread	3.16	3.23	3.41	3.39	3.42
Net interest margin	3.56	3.56	3.66	3.59	3.52

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023			2022
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.21%	9.98%	9.87%	9.63%	9.27%
Tangible equity to tangible total assets (end of period)	10.21	9.98	9.87	9.63	9.27
Risk–based total capital ratio	19.13	17.75	16.98	17.00	17.97
Common Tier 1 (CET1)	16.30	15.05	14.34	14.43	15.32
Risk–based tier 1 capital ratio	16.30	15.05	14.34	14.43	15.32
Tier 1 leverage ratio	10.38	10.23	10.03	9.73	9.55
Tier 1 capital	$156,780	$156,050	$155,789	$156,086	$155,725
BankFinancial, NA (2)
Risk–based total capital ratio	17.90%	16.64%	15.88%	16.04%	17.19%
Common Tier 1 (CET1)	17.10	15.83	15.04	15.28	16.47
Risk–based tier 1 capital ratio	17.10	15.83	15.04	15.28	16.47
Tier 1 leverage ratio	10.93	10.80	10.52	10.31	10.26
Tier 1 capital	$164,172	$163,806	$163,249	$165,252	$167,403

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.62	$8.18	$8.75	$10.53	$9.46
High	9.11	8.94	10.59	10.60	10.27
Low	7.98	7.17	8.55	9.06	9.18
Common shares outstanding	12,547,390	12,600,478	12,693,993	12,742,597	12,922,174
Book value per share	$12.25	$12.09	$12.00	$11.90	$11.69
Tangible book value per share	$12.25	$12.09	$12.00	$11.90	$11.69
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	53.16%	54.88%	48.36%	37.45%	40.53%
Stock repurchases	$471	$744	$502	$1,760	$2,313
Stock repurchases – shares	53,088	93,515	48,604	179,577	231,311

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,369	$2,312	$2,633	$3,438	$3,221
Weighted average basic and dilutive common shares outstanding	12,578,494	12,667,129	12,721,841	12,861,529	13,060,266
Basic and diluted earnings per common share	$0.19	$0.18	$0.21	$0.27	$0.25

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

The Bank's current required minimum Community Bank Leverage Ratio is 9.00%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.